As filed with the Securities and Exchange Commission on December 9, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2016

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report
September 30, 2015

Meydenbauer Dividend Growth Fund Semi-Annual Report
September 30, 2015

 In our last letter dated March 31, 2015, we spoke of our cautious optimism based on an improving global economy. We increased our exposure to cyclical stocks based on our outlook. We believed then, and currently believe, growth is more likely than recession. Simplistically, we continually ask ourselves: are things getting better or worse; we feel economic data suggests things are getting better. However, the problem for investors has been the very slow pace of economic growth. We have arguably experienced the most tepid economic recovery coming out of a recession on record. We are now in the 6th year of recovery and are still stuck on 2% gross domestic product (“GDP”) growth.

We commented in our last letter we were relatively pleased with the Meydenbauer Dividend Growth Fund’s (the “Fund”) performance. Beginning in June, our strategy began to substantially underperform the benchmark when oil prices plunged on fears of oversupply and a possible slowdown in emerging market economies, particularly China. This underperformance was not because we were overexposed to energy; it was quite the contrary as we had minimal exposure having liquidated Chevron Corporation and ConocoPhillips Company last year. We were instead impacted by our heavy allocation to industrial stocks that depend on global growth. The performance chart shown includes the Russell 1000® Benchmark Index as well as the S&P 500® Index.

Performance for the periods ended September 30, 2015 are as follows:
	CMDGX FUND	Russell 1000®	S&P 500®
		Index	Index
Last Quarter 6/30/2015-9/30/2015	-9.83%	-6.83%	-6.44%
Fiscal YTD 3/31/2015-9/30/2015	-10.16%	-6.72%	-6.18%
1-Year 9/30/2014-9/30/2015	-4.94%	-0.61%	-0.61%
3-Year (Annualized) 9/30/2012-9/30/2015	11.07%	12.66%	12.40%
Since Inception (Annualized) 9/30/2010-9/30/2015	10.09%	13.42%	13.34%
Gross Expense Ratio: 1.16%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-476-1909. For time periods over one year, returns are annualized.

Holdings that helped performance over the past six months were Gamestop Corp. New Cl A +10.34%, General Electric Company +3.36%, The Home Depot, Inc. +2.63%, JP Morgan Chase & Company +1.85%, Microsoft Corporation +10.21% and United Parcel Service, Inc. Cl B +3.30%. Those that detracted from performance were Ameriprise Financial, Inc. -15.72%, CSX Corporation -17.83%, Johnson Controls, Inc. -17.08%, Macy’s, Inc. -20.02%, Union Pacific Corporation -17.39%, and Invesco Limited -20.22%.

Listed below are the Fund’s top ten holdings as of 9/30/2015:
	Percent Weighting	Annualized
Company	(% of Net Assets)	Yield (%)
Apple Inc.	3.60	1.90
Cisco Systems, Inc.	3.20	3.20
Microsoft Corporation	3.10	3.30
Abbvie Inc.	2.70	3.70
Ford Motor Company	2.60	4.40
Penske Automotive Group, Inc.	2.50	2.00
JP Morgan Chase & Company	2.50	2.90
Ameriprise Financial, Inc.	2.50	2.50
The Boeing Company	2.50	2.80
Walgreens Boots Alliance Inc.	2.50	1.70

In our last letter we indicated the U.S. Federal Reserve Board (the “Fed”) was unlikely to move on interest rates until at least the fall or possibly year-end, which is in fact how this has played out. The Fed recognizes it has to begin to normalize rates at some point, but given slow economic growth and no inflation there has been no motivation to move forward. Forecasters are now looking at December 2015 as a likely time for an increase, but this could be pushed off into next year. The point is that higher rates are coming, but the Fed remains very cautious and most likely will raise rates, and indicate they then expect to pause for an extended period. Unlike the Bernanke-led Fed, the Yellen-led Fed has sent mixed signals on their future course of action. The Fed held a press conference on September 18, 2015, where it indicated it was prepared to add to its already formidable task of achieving price stability and full employment, by also taking on the concept of social justice and concerns that ‘someone somewhere’ may be feeling economic discomfort. That is a tall task and the markets reacted negatively, resulting in the worst quarterly performance for most indexes since 2011.

The biggest bright spots continue to lie with the U.S. consumer. Lower unemployment and oil prices have continued to be very positive for consumer sentiment. If one saves money at the gas pump and on heating their house, coupled with a diminished fear of losing their job, they tend to be inclined to spend more, particularly on so-called “big ticket items”. U.S. automobile sales are running at near record levels with sport utility vehicles and trucks as the biggest sellers.

The September quarter brought the long talked about and much anticipated 10% correction in the stock market. We had one of the longest periods on record (four years) without a 10% correction, and as painful as it was, we believe it will improve the health of the market and hopefully allow us to finish the balance of 2015 on an up note. In my last letter I mentioned that given the myriad of problems it was quite remarkable the popular market averages were positive for the year. Again, ask yourself: is the economy getting better or worse; we answer that question saying the economy is still improving. We had 3rd quarter GDP growth of 1.5%, led by the consumer contributing 2.2% to GDP growth. Inventories were the big detractor and subtracted 1.4%. November and December are most often strong months for the equity markets, and it would not be surprising to see a more positive Christmas than most are predicting, and we look forward to potential positive growth in the 4th quarter.

So where do we see the economy going in 2016? The most likely outcome is what we will call Trend Growth. We expect to see the consumer taking advantage of low energy prices and continue spending; labor market conditions tighten, leading to long awaited wage growth; and businesses continue to invest and build homes. Historically, energy price declines boost growth but with a lag. That boost is still ahead. Thus far in this economic cycle wage growth has been weak (2%); we see pent up wage growth ahead. As stated, this is our base case and we see an equal risk to a potential downside shock or an upside surprise.

I leave you with one thought: The world has changed and much more than most realize. Our friends at Strategas Research Partners (“Strategas”) published a recent thought piece entitled “Wealth Without Workers”, remarking how quickly the retail landscape has changed. The most valuable companies in the U.S. today employ relatively few people. In this thought piece Strategas compared Wal-Mart Stores, Inc. (“Wal-Mart”) to Amazon. The market capitalization of Amazon.com, Inc. (“Amazon”) has now exceeded Wal-Mart and by a large margin. It is noteworthy that Wal-Mart employs 2,200,000 people worldwide and Amazon 154,000. Facebook, Inc., with an enterprise value of almost $300 billion employs 9,000 people, while similarly valued companies like Coca-Cola employ well over 100,000 people. These changes may well cause increased friction between capital and labor as it becomes ever more difficult for less skilled workers to find a job that will support a family and enjoy close to a middle class lifestyle. These changes will cause us to constantly challenge our investment thought processes as we seek to stay ahead of the game. Our fund seeks to invest in equities which have paid reasonable dividends and had cash flow and earnings available to support dividend increase. Sometimes our strategy and focus cause performance to deviate from our benchmark, but we have found it is best to stick to our methodology. We believe in our process and thank you for investing in the Fund.

Sincerely,

Robert D. Frazier
Portfolio Manager

Past performance is no guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in securities (units) of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments in this report for complete Fund holdings.

The information provided herein represents the opinion of Coldstream Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s weight in the Index proportionate to its market value.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

You cannot directly invest in an index.

Annualized yield - An annualized rate of return is the return on an investment over a period other than one year (such as a month, or two years) multiplied or divided to give a comparable one-year return. For instance, a one-month return on investment (“ROI”) of 1% could be stated as an annualized rate of return of 12%. Or two-year ROI of 10% could be stated as an annualized rate of return of 5%.

Cash flow (or Free Cash Flow) – A measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (“FCF”) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value, such as develop new products, make acquisitions, pay dividends and reduce debt.

Dividend payments are not guaranteed. Dividend payments are a function of a company’s current/projected cash flow and earnings and there are a number of risks that may hinder dividend payments. These risks can include but are not limited to: regulatory risks, economic risk and environmental risk. These risks can determine a company’s profitability and its ability to pay dividends.

Gross Domestic Product (“GDP”) – Gross Domestic Product is the amount of goods and services produced in a year, in a country.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the Meydenbauer Dividend Growth Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.

Meydenbauer Dividend Growth Fund
EXPENSE EXAMPLE at September 30, 2015 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. The Meydenbauer Dividend Growth Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/15 – 9/30/15).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder

Meydenbauer Dividend Growth Fund
EXPENSE EXAMPLE at September 30, 2015 (Unaudited) Continued

reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/15	9/30/15	4/1/15-9/30/15
Actual	$1,000.00	$898.40	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Meydenbauer Dividend Growth Fund
Industry Allocation of Portfolio Assets at September 30, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

Meydenbauer Dividend Growth Fund
SCHEDULE OF INVESTMENTS at September 30, 2015 (Unaudited)

Shares	COMMON STOCKS - 93.16%	Value
	Building Material and Garden Equipment - 2.08%
11,000	Home Depot, Inc.	$1,270,390
	Chemical Manufacturing - 9.02%
30,000	AbbVie, Inc.	1,632,300
29,000	Dow Chemical Co.	1,229,600
14,000	Johnson & Johnson	1,306,900
16,000	Lyondellbasell Industries N.V. - Class A (a)	1,333,760
		5,502,560
	Computer and Electronic Product Manufacturing - 11.22%
22,400	Analog Devices, Inc.	1,263,584
20,000	Apple, Inc.	2,206,000
75,000	Cisco Systems, Inc.	1,968,750
21,000	Medtronic PLC (a)	1,405,740
		6,844,074
	Couriers and Messengers - 2.10%
13,000	United Parcel Service, Inc. - Class B	1,282,970
	Credit Intermediation and Related Activities - 13.53%
14,000	Ameriprise Financial, Inc.	1,527,820
70,700	Fifth Third Bancorp	1,336,937
121,000	Huntington Bancshares, Inc.	1,282,600
25,000	JPMorgan Chase & Co.	1,524,250
34,000	SunTrust Banks, Inc.	1,300,160
25,000	Wells Fargo & Co.	1,283,750
		8,255,517
	Electronics and Appliance Stores - 2.03%
30,000	GameStop Corp. - Class A	1,236,300
	Food Manufacturing - 2.25%
12,000	J.M. Smucker Co.	1,369,080
	Furniture and Related Product Manufacturing - 2.10%
31,000	Johnson Controls, Inc.	1,282,160
	General Merchandise Stores - 4.00%
23,000	Macy’s, Inc.	1,180,360
16,000	Target Corp.	1,258,560
		2,438,920
	Health and Personal Care Stores - 2.45%
18,000	Walgreen Co.	1,495,800

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
SCHEDULE OF INVESTMENTS at September 30, 2015 (Unaudited) Continued

Shares	COMMON STOCKS - 93.16%	Value
	Insurance Carriers and Related Activities - 3.92%
24,000	Marsh & McLennan Cos., Inc.	$1,253,280
27,000	Prudential PLC - ADR	1,137,780
		2,391,060
	Machinery Manufacturing - 4.27%
55,000	General Electric Co.	1,387,100
20,000	Scotts Miracle-Gro Co. - Class A	1,216,400
		2,603,500
	Motor Vehicle and Parts Dealers - 2.54%
32,000	Penske Automotive Group, Inc.	1,550,080
	Oil and Gas Extraction - 2.02%
16,000	Phillips 66	1,229,440
	Paper Manufacturing - 1.86%
30,000	International Paper Co.	1,133,700
	Pipeline Transportation - 1.75%
29,000	Williams Cos., Inc.	1,068,650
	Plastics and Rubber Products Manufacturing - 2.09%
15,500	Illinois Tool Works, Inc.	1,275,805
	Professional, Scientific, and Technical Services - 3.92%
8,300	Amgen, Inc.	1,148,056
65,000	Interpublic Group of Cos., Inc.	1,243,450
		2,391,506
	Publishing Industries (except Internet) - 3.05%
42,000	Microsoft Corp.	1,858,920
	Rail Transportation - 4.23%
50,000	CSX Corp.	1,345,000
14,000	Union Pacific Corp.	1,237,740
		2,582,740
	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities - 1.79%
35,000	Invesco Ltd. (a)	1,093,050
	Transportation Equipment Manufacturing - 10.94%
11,500	Boeing Co.	1,505,925
22,000	Eaton Corp. PLC (a)	1,128,600
115,000	Ford Motor Co.	1,560,550
13,000	Honeywell International, Inc.	1,230,970
26,000	Magna International, Inc. (a)	1,248,260
		6,674,305

	TOTAL COMMON STOCKS (Cost $53,224,129)	56,830,527

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
SCHEDULE OF INVESTMENTS at September 30, 2015 (Unaudited) Continued

Shares	SHORT-TERM INVESTMENTS - 6.60%	Value
4,025,658	Fidelity Institutional Money Market Portfolio - Class I, 0.13% (b)	$4,025,658
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,025,658)	4,025,658

	TOTAL INVESTMENTS IN SECURITIES (Cost $57,249,787) - 99.76%	60,856,185
	Other Assets in Excess of Liabilities - 0.24%	144,673
	NET ASSETS - 100.00%	$61,000,858

ADR	American Depositary Receipt
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
STATEMENT OF ASSETS AND LIABILITIES at September 30, 2015 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $57,249,787)	$60,856,185
Receivables:
Fund shares sold	129,976
Dividends and interest	76,523
Dividend tax reclaim	1,596
Prepaid expenses	14,545
Total assets	61,078,825

LIABILITIES
Payables:
Advisory fees	43,322
Administration and fund accounting fees	11,655
Audit fees	9,500
Transfer agent fees and expenses	5,235
Legal fees	2,461
Custody fees	1,891
Chief Compliance Officer fee	1,500
Shareholder reporting	229
Trustee fees	136
Due to Custodian	107
Accrued other expenses	1,931
Total liabilities	77,967
NET ASSETS	$61,000,858

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$61,000,858
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	4,703,189
Net asset value, offering and redemption price per share	$12.97

COMPOSITION OF NET ASSETS
Paid-in capital	$52,210,861
Accumulated net investment income	38,415
Undistributed net realized gain on investments	5,145,184
Net unrealized appreciation on investments	3,606,398
Net assets	$61,000,858

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2015 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $1,716)	$814,109
Interest	2,381
Total income	816,490

Expenses
Advisory fees (Note 4)	291,074
Administration and fund accounting fees (Note 4)	40,169
Transfer agent fees and expenses (Note 4)	14,499
Registration fees	13,908
Audit fees	9,501
Legal fees	7,490
Trustee fees	4,526
Chief Compliance Officer fee (Note 4)	4,500
Custody fees (Note 4)	4,328
Miscellaneous expenses	2,419
Insurance expense	1,465
Reports to shareholders	798
Total expenses	394,677
Net investment income	421,813

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	2,348,389
Net change in unrealized appreciation on investments	(9,659,702)
Net realized and unrealized loss on investments	(7,311,313)
Net Decrease in Net Assets Resulting from Operations	$(6,889,500)

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2015	Year Ended
	(Unaudited)	March 31, 2015

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$421,813	$860,782
Net realized gain on investments	2,348,389	4,833,353
Net change in unrealized appreciation on investments	(9,659,702)	1,522,718
Net increase/(decrease) in net assets resulting from operations	(6,889,500)	7,216,853

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(383,398)	(823,963)
From net realized gain on investments	—	(3,577,190)
Total distributions to shareholders	(383,398)	(4,401,153)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from net change in outstanding shares (a)	(1,195,911)	9,877,433
Total increase/(decrease) in net assets	(8,468,809)	12,693,133

NET ASSETS
Beginning of period	69,469,667	56,776,534
End of period	$61,000,858	$69,469,667
Undistributed net investment Income	$38,415	$—

(a) A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2015		Year Ended
	(Unaudited)		March 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	385,825	$5,531,499	671,332	$9,685,791
Shares issued on reinvestments of distributions	27,454	383,042	318,420	4,400,976
Shares redeemed	(495,973)	(7,110,452)	(293,266)	(4,209,334)
Net increase/(decrease)	(82,694)	$(1,195,911)	696,486	$9,877,433

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period

	Six Months Ended						Sept. 30, 2010*
	Sept. 30, 2015		Year Ended March 31,				through
	(Unaudited)		2015	2014	2013	2012	March 31, 2011

Net asset value, beginning of period	$14.52		$13.88	$12.86	$11.51	$11.13	$10.00

Income from investment operations:
Net investment income	0.09		0.20	0.16	0.15	0.14	0.06
Net realized and unrealized gain/(loss) on investments	(1.56)		1.44	2.43	1.35	0.40	1.10
Total from investment operations	(1.47)		1.64	2.59	1.50	0.54	1.16

Less distributions:
From net investment income	(0.08)		(0.19)	(0.16)	(0.15)	(0.16)	(0.03)
From net realized gain on investments	—		(0.81)	(1.41)	—	—	0.00	#
Total distributions	(0.08)		(1.00)	(1.57)	(0.15)	(0.16)	(0.03)

Net asset value, end of period	$12.97		$14.52	$13.88	$12.86	$11.51	$11.13

Total return	-10.16%	‡	12.27%	20.89%	13.19%	4.96%	11.65%	‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$61,001		$69,470	$56,777	$45,398	$43,471	$34,962

Ratio of expenses to average net assets:
Before advisory fee waiver/recoupment	1.15%	†	1.15%	1.17%	1.24%	1.30%	1.46%	†
After advisory fee waiver/recoupment	1.15%	†	1.16%	1.25%	1.25%	1.25%	1.25%	†
Ratio of net investment income to average net assets:
Before advisory fee waiver/recoupment	1.23%	†	1.37%	1.29%	1.34%	1.27%	0.94%	†
After advisory fee waiver/recoupment	1.23%	†	1.36%	1.21%	1.33%	1.32%	1.15%	†
Portfolio turnover rate	25.77%	‡	49.39%	38.13%	86.58%	56.12%	24.38%	‡

* Commencement of operations.
† Annualized.
‡ Not annualized.
# Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at September 30, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The Meydenbauer Dividend Growth Fund (the “Fund) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek dividend income while maintaining exposure to the market. The Fund commenced operations on September 30, 2010.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at September 30, 2015 (Unaudited) Continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, quarterly, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at September 30, 2015 (Unaudited) Continued

F.
Events Subsequent to the Fiscal Period end: In preparing the financial statements as of September 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at September 30, 2015 (Unaudited) Continued

Equity Securities: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2015:

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at September 30, 2015 (Unaudited) Continued

	Level	Level	Level
	1	2	3	Total
Common Stocks
Finance and Insurance	$11,739,627	$ —	$ —	$11,739,627
Information	1,858,920	—	—	1,858,920
Manufacturing	26,685,184	—	—	26,685,184
Mining, Quarrying, Oil and Gas Extraction	1,229,440	—	—	1,229,440
Retail Trade	7,991,490	—	—	7,991,490
Professional, Scientific, and Technical Services	2,391,506	—	—	2,391,506
Transportation and Warehousing	4,934,360	—	—	4,934,360
Total Common Stocks	56,830,527	—	—	56,830,527
Short-Term Investments	4,025,658	—	—	4,025,658
Total Investments in Securities	$60,856,185	$ —	$ —	$60,856,185

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at September 30, 2015, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the period ended September 30, 2015.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at September 30, 2015 (Unaudited) Continued

amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Coldstream Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund. The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 0.85% based upon the average daily net assets of the Fund. For the period ended September 30, 2015, the Fund incurred $291,074 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.25% of average daily net assets of the Fund. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the period ended September 30, 2015, the Advisor did not waive advisory fees. The Advisor has recouped all previously waived expenses for the Fund.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund;

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at September 30, 2015 (Unaudited) Continued

prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Pursuant to the Administration Agreement, the Administrator receives from the Fund, a combined fee that covers both fund accounting and fund administration services.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the period ended September 30, 2015, the Fund incurred the following expenses for administration and fund accounting, transfer agency, Chief Compliance Officer, and custody fees:

Administration and Fund Accounting	$40,169
Transfer Agency (a)	9,918
Chief Compliance Officer	4,500
Custody	4,328

(a) Does not include out-of-pocket expenses

At September 30, 2015, the Fund had payables due to USBFS for administration and fund accounting, transfer agency, to U.S. Bank, N.A. for custody fees, and Chief Compliance Officer fees in the following amounts:

Administration and Fund Accounting	$11,655
Transfer Agency (a)	3,216
Custody	1,891
Chief Compliance Officer	1,500

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS. A Trustee of the

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at September 30, 2015 (Unaudited) Continued

Trust is affiliated with USBFS and U.S. Bank N.A. This same Trustee is an interested person of the Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2015, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $16,213,673 and $17,184,969, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the period ended September 30, 2015 and the year ended March 31, 2015, were characterized as follows:

	September 30,	March 31,
	2015	2015
Ordinary income	$383,398	$1,115,930
Long-term capital gains	—	$3,285,223

As of March 31, 2015, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$56,124,119
Gross unrealized appreciation	13,551,616
Gross unrealized depreciation	(285,516)
Net unrealized appreciation (a)	13,266,100
Undistributed ordinary income	—
Undistributed long-term capital gain	3,067,950
Total distributable earnings	3,067,950
Other accumulated gains/(losses)	(271,155)
Total accumulated earnings/(losses)	$16,062,895

(a) The book-basis and tax-basis net unrealized appreciation are the same.

At March 31, 2015 the Fund deferred on a tax basis post-October losses of $271,155.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at September 30, 2015 (Unaudited) Continued

forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Meydenbauer Dividend Growth Fund
NOTICE TO SHAREHOLDERS at September 30, 2015 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (877) 476-1909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 476-1909. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Fund’s Form N-Q is also available by calling (877) 476-1909.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (877) 476-1909 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Coldstream Capital Management, Inc.
One – 100th Avenue NE, Suite 102
Bellevue, WA 98004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
77 East 55th Street
New York, NY 10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(877) 476-1909

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call (866) 476-1909. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
                                            Douglas G. Hess, President

Date   12/7/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
                                            Douglas G. Hess, President

Date   12/7/2015

By (Signature and Title)* /s/ Cheryl L. King
                                             Cheryl L. King, Treasurer

Date 12/7/2015

* Print the name and title of each signing officer under his or her signature.